Exhibit 10.7

Execution Version

AMENDMENT NO. 6, dated as of February 18, 2020 (this “Amendment No. 6”), to the Credit Agreement dated as of May 6, 2014 (as amended and restated by that certain Amendment No. 5 dated as of May 18, 2018, and as further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”) among WME IMG HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), WME IMG, LLC, a Delaware limited liability company (“Intermediate Holdings”), WILLIAM MORRIS ENDEAVOR ENTERTAINMENT, LLC, a Delaware limited liability company (“William Morris”), IMG WORLDWIDE HOLDINGS, LLC, a Delaware limited liability company (“IMG Worldwide” and, together with William Morris, the “Borrowers”), each lender from time to time party thereto (collectively, the “Lenders” and each, individually, a “Lender”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent, Swingline Lender and Issuing Bank.

RECITALS

WHEREAS, pursuant to Section 2.20 of the Credit Agreement and clause (d) of the definition of Incremental Cap, the Borrower may establish Incremental Term Loans by, among other things, entering into one or more Incremental Facility Amendments pursuant to the terms and conditions of the Credit Agreement with each Additional Lender agreeing to provide such Incremental Term Loans (each such Additional Lender agreeing to provide 2020 Additional Term B Loans (as defined below) and any assignees thereof, are referred to herein as “2020 Additional Term B Lenders”).

WHEREAS, The Borrower has requested a borrowing of Incremental Term Loans in an aggregate principal amount of $225,000,000 (the “2020 Additional Term B Loans”) as a new tranche of Loans under the Credit Agreement in connection with the Incremental Term Loans (the “2020 Additional Term B Commitments”) which will be of the same Class as the Term B-1 Loans (as defined in the Credit Agreement) and the proceeds of which will be used for any purposes not prohibited by the Loan Documents.

WHEREAS, the initial 2020 Additional Term B Lenders party hereto have agreed to make the 2020 Additional Term B Loans on the terms and conditions set forth herein.

AGREEMENTS

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Holdings, Intermediate Holdings, the Borrowers, the initial 2020 Additional Term B Lenders party hereto and the Administrative Agent hereby agree as follows:

ARTICLE I.

Incremental Term Facility Amendment.

SECTION 1.01. Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Amendment.

SECTION 1.02. 2020 Additional Term B Commitments. (a) Subject to the terms and conditions set forth herein, on the Amendment No. 6 Effective Date (as defined below), each initial 2020 Additional Term B Lender party hereto agrees (i) that it shall be considered a Lender and a Term Lender for all purposes under the Loan Documents and agrees to be bound by the terms thereof and (ii) to fund 2020 Additional Term B Loans in an aggregate principal amount not to exceed the amount set forth opposite such 2020 Additional Term B Lender’s name on Schedule A hereto.

(b) The terms and provisions of the 2020 Additional Term B Loans shall be identical to the terms and provisions of the Term B-1 Loans and will constitute the same Class of Term Loans for all purposes under the Credit Agreement. The aggregate amount of the 2020 Additional Term B Loans made under this Amendment No. 6 shall be $225,000,000. The Borrowers shall use the proceeds of the 2020 Additional Term B Loans as set forth in the recitals to this Amendment.

(c) The initial 2020 Additional Term B Lenders, by delivering their signature pages to this Amendment No. 6 and funding 2020 Additional Term B Loans on the Amendment No. 6 Effective Date, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent and the 2020 Additional Term B Lenders on the Amendment No. 6 Effective Date.

(d) Pursuant to Section 2.20 of the Credit Agreement and subject to the terms and conditions set forth herein, effective as of the Amendment No. 6 Effective Date, for all purposes of the Loan Documents, (i) the 2020 Additional Term B Commitments shall constitute “Term Commitments”, (ii) the 2020 Additional Term B Loans shall constitute “Incremental Term Loans” and “Term Loans” and (iii) each 2020 Additional Term B Lender shall constitute an “Additional Lender”, a “Term Lender” and a “Lender” (if such 2020 Additional Term B Lenders are not already Term Lenders or Lenders prior to the effectiveness of this Amendment) and shall have all the rights and obligations of a Lender holding a Term Commitment (or, following the making of a 2020 Additional Term B Loan, a Term Loan), and other related terms will have correlative meanings mutatis mutandis. Upon execution and delivery of this Amendment, the Administrative Agent will record the 2020 Additional Term B Loans as being of the same Class as the Term B-1 Loans.

SECTION 1.03. Amendment of Credit Agreement. (a) Effective as of the Amendment No. 6 Effective Date, the Credit Agreement is hereby amended as follows:

(i) The following definitions are hereby added in the appropriate alphabetical order to Section 1.01:

“2020 Additional Term B Commitment” has the meaning assigned thereto in Amendment No. 6.

“2020 Additional Term B Lenders” has the meaning assigned thereto in Amendment No. 6.

“2020 Additional Term B Loan” has the meaning assigned thereto in Amendment No. 6.

“Amendment No. 6” means Amendment No. 6 to this Agreement dated as of February 18, 2020, among Holdings, Intermediate Holdings, the Borrowers, the 2020 Additional Term B Lenders party thereto and the Administrative Agent.

“Amendment No. 6 Effective Date” has the meaning assigned thereto in Amendment No. 6.

“Amendment No. 6 Reaffirmation Agreement” means the Reaffirmation Agreement dated as of February 18, 2020 among Holdings, Intermediate Holding, each Borrower, each of the Subsidiary Loan Parties, the Collateral Agent and the Administrative Agent.

(ii) The definition of “Class” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the text “, 2020 Additional Term B Loans” after the text “Additional Term B- 1 Loans” appearing in such definition.

(iii) The definition of “Loan Documents” is hereby amended by replacing it in its entirety with the following:

“Loan Documents” means this Agreement, any Refinancing Amendment, any Loan Modification Agreement, the Guarantee Agreement, the Collateral Agreement, the Intercreditor Agreements, the other Security Documents, Amendment No. 5, the Reaffirmation Agreement, Amendment No. 6, the Amendment No. 6 Reaffirmation Agreement and, except for purposes of Section 9.02, any promissory notes delivered pursuant to Section 2.09(e).

(iv) The definition of “Term Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

‘“Term Commitment” means, (i) with respect to each Term Lender, its Term B-1 Loan Commitment, Additional Term B-1 Commitment or Incremental Term B-1 Commitment, if any, and (ii) with respect to each 2020 Additional Term B Lender, its 2020 Additional Term B Commitment.”

(v) The definition of “Term Loan” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Term Loan” means (a) prior to the Amendment No. 6 Effective Date, the Term B-1 Loans and (b) on or after the Amendment No. 6 Effective Date, the Term B-1 Loans and the 2020 Additional Term B Loans.”

(vi) Clause (a) of Section 2.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“ and subject to the terms and conditions set forth in Amendment No. 6, each 2020 Additional Term B Lender agrees to make a 2020 Additional Term B Loan to the Borrowers on the Amendment No. 6 Effective Date denominated in dollars in a principal amount not exceeding its 2020 Additional Term B Commitment.”

(vii) Clauses (a) and (b) of Section 2.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) Subject to adjustment pursuant to paragraph (c) of this Section 2.10, the Borrowers shall repay Term Loan Borrowings on the last Business Day of each March, June, September and December (commencing on March 31, 2020) in the principal amount of Term Loans equal to (i) the aggregate outstanding principal amount of Term Loans immediately after closing on the Amendment No. 6 Effective Date multiplied by (ii) 0.264657574%”

“(b) To the extent not previously paid, all Term B-1 Loans and 2020 Additional Term B Loans shall be due and payable on the Term Maturity Date.”

(viii) Section 3.17 of the Credit Agreement is hereby amended by adding the following sentence to the end of the Section:

“The Borrowers will use the proceeds of the 2020 Additional Term B Loans made on the Amendment No. 6 Effective Date for general corporate purposes.”

(ix) The last sentence of Section 5.10 of the Credit Agreement is hereby amended by adding the text “, including the 2020 Additional Term B Loans,” after the text “Incremental Term Loans”.

SECTION 1.04. Amendment Effectiveness. Sections 1.02 and 1.03 of this Amendment No. 6 shall become effective as of the first date (the “Amendment No. 6 Effective Date”) on which the following conditions have been satisfied or waived:

(a) JPMorgan Chase Bank, N.A. and KKR Capital Markets LLC (collectively, the “Arrangers”) (or their counsel) and the Administrate Agent shall have received from (i) the Borrowers, (ii) Holdings, (iii) Intermediate Holdings, (iv) each 2020 Additional Term B Lender party hereto and (v) the Administrative Agent either (x) counterparts of this Amendment No. 6 signed on behalf of such parties or (y) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment.

(b) The obligation of the 2020 Additional Term B Lenders party hereto to make 2020 Additional Term B Loans on the Amendment No. 6 Effective Date is subject to the satisfaction of the following conditions:

(i) Immediately before and after giving effect to the borrowing of the 2020 Additional Term B Loans, the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement shall be satisfied on and as of the Amendment No. 6 Effective Date.

(ii) The Administrative Agent and the 2020 Additional Term B Lenders party hereto shall have received a certificate of a Responsible Officer of each of the Borrowers dated the Amendment No. 6 Effective Date, certifying compliance with clause (i) above.

(iii) The Administrative Agent and the Arrangers shall have received a written opinion (addressed to the Administrative Agent and the 2020 Additional Term B Lenders party hereto and dated the Amendment No. 6 Effective Date) of Simpson Thacher & Bartlett LLP, New York counsel for the Loan Parties.

(iv) The Administrative Agent and the Arrangers shall have received a copy of (i) each Organizational Document of each Loan Party certified, to the extent applicable, as of a recent date by the applicable Governmental Authority (or, in lieu of a copy of any such Organizational Document, a representation that such Organizational Documents have not been amended since the Effective Date or, if later, since the date on which such Loan Party became a Loan Party), (ii) signature and incumbency certificates of the Responsible Officers of each Loan Party executing the Loan Documents to which it is a party (or, in lieu of a copy of any such signature and incumbency certificate, a representation that such Responsible Officers are the same as those whose signature and incumbency certificates were delivered to the Administrative Agent on the Effective Date or, if later, on the date on which such Loan Party became a Loan Party), (iii) resolutions of the Board of Directors and/or similar governing bodies of each Loan Party approving and authorizing the execution, delivery and performance of this Amendment, certified as of the Amendment No. 6 Effective Date by its secretary, an assistant secretary or a Responsible Officer as being in full force and effect without modification or amendment, and (iv) a good standing certificate (to the extent such concept exists) from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation.

(v) The Administrative Agent shall have received a Borrowing Request in a form reasonably acceptable to the Administrative Agent requesting that the 2020 Additional Term B Lenders make the 2020 Additional Term B Loans to the Borrowers on the Amendment No. 6 Effective Date.

(vi) Each Loan Party shall have entered into the Amendment No. 6 Reaffirmation Agreement.

(vii) The Administrative Agent and the Arrangers shall have received all documentation at least three Business Days prior to the Amendment No. 6 Effective Date and other information about the Loan Parties that shall have been reasonably requested in writing at least 10 Business Days prior to the Amendment No. 6 Effective Date and that the Administrative Agents or the Arrangers have reasonably determined is required by United States regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation Title III of the USA Patriot Act. Any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver a Beneficial Ownership Certification in relation to such Borrower.

(c) The Administrative Agent and the Arrangers shall have received, in immediately available funds, payment or reimbursement of all reasonable and documented costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment, including, to the extent invoiced at least two Business Days prior to the Amendment No. 6 Effective Date, the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the Arrangers.

(d) The Administrative Agent shall notify the Borrowers, the 2020 Additional Term B Lenders and the other Lenders of the Amendment No. 6 Effective Date and such notice shall be conclusive and binding. Notwithstanding the foregoing, the amendment effected hereby shall not become effective and the obligations of the 2020 Additional Term B Lenders hereunder to make 2020 Additional Term B Loans will automatically terminate if each of the conditions set forth or referred to in Section 1.04 hereof has not been satisfied or waived at or prior to 5:00 p.m., New York City time, on February 18, 2020.

ARTICLE II.

Miscellaneous

SECTION 2.01. Representations and Warranties. (a) To induce the other parties hereto to enter into this Amendment No. 6, the Borrowers represent and warrant to each of the Lenders, including the 2020 Additional Term B Lenders, and the Administrative Agent that, as of the Amendment No. 6 Effective Date and after giving effect to the transactions and amendments to occur on the Amendment No. 6 Effective Date, this Amendment No. 6 has been duly authorized, executed and delivered by each of Holdings and each of the Borrowers and constitutes, and the Credit Agreement, as amended hereby on the Amendment No. 6 Effective Date, will constitute, its legal, valid and binding obligation, enforceable against each of the Loan Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties of each Loan Party set forth in the Loan Documents are, after giving effect to this Amendment No. 6 on such date, true and correct in all material respects on and as of the Amendment No. 6 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(c) After giving effect to this Amendment No. 6 and the transactions contemplated hereby on the relevant date, no Default or Event of Default has occurred and is continuing on the Amendment No. 6 Effective Date.

(d) Immediately after the consummation of the transactions contemplated under this Amendment No. 6 to occur on the Amendment No. 6 Effective Date, Holdings and its Subsidiaries are, on a consolidated basis after giving effect to the transactions contemplated under this Amendment No. 6 to occur on the Amendment No. 6 Effective Date, Solvent.

SECTION 2.02. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment No. 6 shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment No. 6 and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 6 Effective Date. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment No. 6 shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

(b) On and after the Amendment No. 6 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby. This Amendment No. 6 shall constitute an Incremental Facility Amendment entered into pursuant to Section 2.20 of the Credit Agreement and a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2.03. Governing Law. This Amendment No. 6 shall be construed in accordance with and governed by the law of the State of New York. The provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply to this Amendment No. 6 to the same extent as if fully set forth herein.

SECTION 2.04. Costs and Expenses. The Borrowers agree to reimburse the Administrative Agent for its reasonable out of pocket expenses in connection with this Amendment No. 6 and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for each of the Administrative Agent and the Arrangers, respectively.

SECTION 2.05. Counterparts. This Amendment No. 6 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment No. 6 by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.

SECTION 2.06. Headings. The headings of this Amendment No. 6 are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 2.07. Tax Matters. For U.S. Federal income tax purposes, the Borrowers, 2020 Additional Term B Lenders and the Administrative Agent agree to treat the 2020 Additional Term B Loans as a “qualified reopening” (within the meaning of Treasury Regulations section 1.1275-2(k)) of, and fungible with, the Term B-1 Loans.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to be duly executed and delivered by their officers as of the date first above written.

WME IMG HOLDINGS, LLC,
as Holdings

By:	/s/ Richard Miao
Name: Richard Miao
Title: Authorized Signatory

WME IMG, LLC,
as Intermediate Holdings

By:	/s/ Richard Miao
Name: Richard Miao
Title: Authorized Signatory

WILLIAM MORRIS ENDEAVOR
ENTERTAINMENT, LLC, as a Borrower

By:	/s/ Richard Miao
Name: Richard Miao
Title: Authorized Signatory

IMG WORLDWIDE HOLDINGS, LLC,
as a Borrower

By:	/s/ Richard Miao
Name: Richard Miao
Title: Authorized Signatory

[Signature Page to Endeavor Amendment No. 6]

JPMORGAN CHASE BANK. N.A., as
Administrative Agent and a 2020 Additional Term
B Lender

By:	/s/ Inderjeet Singh Aneja
Name: Inderjeet Singh Aneja
Title: Vice President

[Signature Page to Endeavor Amendment No. 6]

Schedule A

2020 Additional Term B Lender	2020 Additional Term B Commitment
JPMorgan Chase Bank, N.A.	$225,000,000

Total	$225,000,000.00